Filed Pursuant to Rule 497
Registration File No. 333-222463

PROCURE ETF TRUST II
Procure Space ETF
(“Fund”)

Supplement dated June 8, 2021 (“Supplement”)
to the Summary Prospectus, Statutory Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) dated February 28, 2021

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and SAI.

This Supplement contains new and additional information and should be read in conjunction with the Prospectuses and the SAI.

Effective immediately, the following disclosure is added to the Fund’s Prospectus under "Additional Risks” and to the Fund’s SAI under “Investment Strategies and Risks”:

Unidentified Aerial Phenomena (“UAP”) Risk

A UAP, formerly known as an “unidentified flying object” or “UFO”, is a flying object that looks or moves unlike any known aircraft used by the US or any foreign country. Recently, the US military has acknowledged the existence of UAPs and confirmed the authenticity of certain videos and images purporting to show UAPs. Given that currently there is no identification of these observed phenomena, it is possible that UAPs could create unintentional or deliberate operational, data security, “cyber” and other interference with the operation of satellites and other objects in space. Such activities could result in a significant adverse impact on the Fund’s securities, thereby causing the Fund’s investment in such portfolio securities to lose value and adversely affecting the Fund’s ability to fulfill its investment objectives.

Investors Should Retain This Supplement for Future Reference